CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned Chief Executive Officer of HealthExtras, Inc. (the "Registrant") hereby certifies that this periodic report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                      /s/   David T. Blair
                                            ------------------------
                                            David T. Blair
                                            Chief Executive Officer
                                            Date: March 31, 2003


     The undersigned Chief Financial Officer of HealthExtras, Inc. (the "Registrant") hereby certifies that this periodic report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                      /s/   Michael P. Donovan
                                            -------------------------
                                            Michael P. Donovan
                                            Chief Financial Officer and
                                            Chief Accounting Officer
                                            Date: March 31, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-71182 and 333-71104) of HealthExtras, Inc. of our report dated February 4, 2003, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.




                                            PricewaterhouseCoopers LLP




Washington, D.C.
March 29, 2003